EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the inclusion in this registration statement on Form S-8 (File No. __) of our report dated January 14, 2004, on our audit of the financial statements of CTD Holdings, Inc. We also consent to the reference to our firm under the caption "Experts."

                                                        JAMES MOORE & CO., P.L.
                                                    /s/ James Moore & Co., P.L.
Gainesville, Florida
June 3, 2004